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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        August 15, 2006



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                 001-16317               95-4079863
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     During July 2006, in the offshore Gulf of Mexico, we drilled two dry holes at West Delta 43 ("Skip Jack") and High Island A-279 ("Juice"), had a discovery at Grand Isle 70 ("Red Queen"), and spud our Eugene Island 10 ("Dutch") prospect which is still currently drilling.

     In our Arkansas Fayetteville Shale Play, our alliance partner, Alta Resources LLC ("Alta") has now aggregated 44,000 net mineral acres and continues to lease additional acreage. Contango has now committed to a total of 64 wells in this play and expects this number to rise to 80 to 100 wells by the end of this calendar year. Of these 64 wells, 15 wells are producing and 24 wells are being drilled or awaiting completion. Of the 15 producing wells, 13 wells are producing over 15 million cubic feet per day ("Mmcf/d"). Production data from the remaining two wells is not yet available. Contango's average working interest and net revenue interest in the 64 wells is 16.18% and 12.82%, respectively.


ITEM 7.01  REGULATION FD DISCLOSURE

     On August 16, 2006, Contango Oil & Gas Company (AMEX:MCF) Chairman and CEO, Kenneth R. Peak, will make a corporate presentation at the EnerCom Oil & Gas Conference in Denver, Colorado. Details for the presentation, live webcast and replay are as follows:

     Date & Time: Wednesday, August 16, 2006 at 3:55 p.m. Mountain Time
                  (4:55 p.m. Central Time)
     Presenter:  Kenneth R. Peak, Chairman and CEO
     Live Webcast Address: http://www.investorcalendar.com/CEPage.asp?ID=107603
                           ----------------------------------------------------
     Replay Address: www.contango.com (available shortly after presentation)
                     ----------------

     This presentation contains forward-looking statements that involve risks and uncertainties, and actual events or results may differ materially from Contango's expectations. The statements reflect Contango's current views with respect to future events that involve risks and uncertainties, including those related to successful negotiations with other parties, oil and gas exploration risks, price volatility, production levels, closing of transactions, capital availability, operational and other risks, uncertainties and factors described from time to time in Contango's publicly available reports filed with the Securities and Exchange Commission.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

Exhibit No.                  Description of Document
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   99.1        Press release dated August 11, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONTANGO OIL & GAS COMPANY



Date: August 15, 2006                  By:  /s/ KENNETH R. PEAK
                                            ------------------------------------
                                            Kenneth R. Peak
                                            Chairman and Chief Executive Officer